                                                                     EXHIBIT 4.4


                    Number                                                                                        Shares

IR                                                              [LOGO]


                CLASS A COMMON                                                                                CLASS A COMMON
       THIS CERTIFICATE IS TRANSFERABLE
           IN THE CITY OF NEW YORK

              INCORPORATED UNDER                                                                            THE LAWS OF BERMUDA
                                                   INGERSOLL-RAND COMPANY LIMITED

This is to Certify that                                                                       CUSIP G4776G 10 1
                                                                                              SEE REVERSE FOR CERTAIN DEFINITIONS









is the owner of
                                         FULL-PAID AND NON-ASSESSABLE CLASS A COMMON SHARES


of Ingersoll-Rand Company Limited, transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

         Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

                /s/ Peter Hong                                                                         /s/ Herbert L. Henkel
         VICE PRESIDENT AND TREASURER                         [SEAL]                                   CHAIRMAN OF THE BOARD

                                                     American Bank Note Company


COUNTERSIGNED AND REGISTERED:
                              THE BANK OF NEW YORK
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

BY

                                                            AUTHORIZED SIGNATURE

         INGERSOLL-RAND COMPANY LIMITED WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF THE COMPANY AUTHORIZED TO BE ISSUED AND, AS THE COMPANY IS AUTHORIZED TO ISSUE PREFERENCE SHARES IN SERIES, A FULL STATEMENT OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THIS MAY BE OBTAINED FROM THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        -  as tenants in common                    UNIF GIFT MIN ACT -................Custodian................
TEN ENT        -  as tenants by the entireties                                   (Cust)                   (Minor)
JT TEN         -  as joint tenants with right of                                 under Uniform Gifts to Minors
                  survivorship and not as tenants in                             Act.................................
                  common                                                                         (State)

                Additional abbreviations may also be used though not in the above list.


For value received, ___________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

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         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


_____________________________________________ Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint
___________________________________________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
       ----------------------------------


                                                --------------------------------
                                       NOTICE:  THE SIGNATURE TO THE AGREEMENT
                                                MUST CORRESPOND WITH THE NAME AS
                                                WRITTEN UPON THE FACE OF THE
                                                CERTIFICATE IN EVERY PARTICULAR,
                                                WITHOUT ALTERATION OR
                                                ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.


                      SIGNATURE(S) GUARANTEED:
                                                --------------------------------
                                                THE SIGNATURE(S) SHOULD BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION (BANKS,
                                                STOCKBROKERS, SAVINGS AND LOAN
                                                ASSOCIATIONS AND CREDIT UNIONS
                                                WITH MEMBERSHIP IN AN APPROVED
                                                SIGNATURE GUARANTEE MEDALLION
                                                PROGRAM), PURSUANT TO S.E.C.
                                                RULE 17Ad-15

         THIS CERTIFICATE ALSO EVIDENCES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN INGERSOLL-RAND COMPANY LIMITED AND THE
BANK OF NEW YORK, DATED AS OF       , 2001, AS THE SAME MAY BE AMENDED FROM TIME
TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF INGERSOLL-RAND COMPANY LIMITED. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. INGERSOLL-RAND COMPANY LIMITED WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.